Exhibit 99.1

Aerie Pharmaceuticals Completes Enrollment of Mercury 1

Phase 3 Registration Trial of Roclatan™

(netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%

- Trial On Track for Topline 90-day Efficacy Readout in Q3 2016 -

IRVINE , Calif. — (BUSINESS WIRE) — May 5, 2016 — Aerie Pharmaceuticals, Inc. (NASDAQ:AERI), a clinical-stage pharmaceutical company focused on the discovery, development and commercialization of first-in-class glaucoma therapies, today announced the completion of patient enrollment in the Company’s initial Phase 3 registration trial (“Mercury 1”) of Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%, a novel once-daily eye drop being tested for its ability to lower intraocular pressure (IOP) in patients with glaucoma or ocular hypertension. Roclatan™ is a fixed dose combination of Aerie drug Rhopressa™ (netarsudil ophthalmic solution) 0.02% and latanoprost, the most widely prescribed PGA (prostaglandin analogue). Mercury 1 has total enrollment of approximately 690 patients in this three-arm study, designed to demonstrate superiority of Roclatan™ to each of its two components, all dosed once daily in the evening. The range for the primary endpoint evaluates patients with maximum baseline IOPs ranging from above 20 to below 36 mmHg (millimeters of mercury). Mercury 1, which commenced in September 2015 is a twelve-month safety trial with a 90-day interim efficacy readout that is expected in the third quarter of 2016. In March 2016, the Company commenced a second Phase 3 registration trial for Roclatan™, Mercury 2, which is a 90-day efficacy trial, and also plans to commence in the first half of 2017 a third Phase 3 clinical trial for Roclatan™, named Mercury 3, which will be designed to facilitate regulatory approval and commercialization in Europe.

“With the completion of Mercury 1 enrollment, we remain well-positioned for the topline 90-day interim efficacy readout from this trial by the end of the third quarter of 2016. Mercury 2 is also well underway from an enrollment perspective. Should both Mercury 1 and Mercury 2 be successful, we continue to expect to file an NDA for Roclatan™ in the second half of 2017, just a year behind the expected Rhopressa™ NDA filing,” said Vicente Anido, Jr., Ph.D., Chief Executive Officer and Chairman at Aerie. “We have observed very high levels of interest in Roclatan™ from the ophthalmology community, and we look forward to the continued successful progress of our registration program.”

About Roclatan™

Roclatan™ is a once-daily eye drop that combines our triple-action Rhopressa™ with latanoprost, a PGA that is the most widely prescribed glaucoma drug. We believe that Roclatan™, if approved, would be the first glaucoma product to lower IOP through all known mechanisms: (i) increasing fluid outflow through the trabecular meshwork, the eye’s primary drain, (ii) increasing fluid outflow through the uveoscleral pathway, the eye’s secondary drain, (iii) reducing fluid production in the eye, and (iv) reducing episcleral venous pressure (EVP). By covering the full spectrum of known IOP-lowering mechanisms, Roclatan™ has the potential to provide a greater IOP-lowering effect than any currently approved glaucoma product.

A successful 28-day Phase 2b clinical trial for Roclatan™ was completed in June 2014. Roclatan™ achieved its primary efficacy endpoint on day 29 and demonstrated statistical superiority over the product’s individual components at all time points. The first Phase 3 registration trial for Roclatan™, named Mercury 1, which is the subject of this press release, commenced in September 2015 and completed patient enrollment in May 2016. The second Phase 3 registration trial, named Mercury 2, commenced in March 2016, and a third Phase 3 clinical trial, named Mercury 3, is expected to commence in Europe in the first half of 2017. Mercury 3 is not necessary for approval in the U.S., but rather to facilitate regulatory approval and commercialization in Europe.

About Aerie Pharmaceuticals, Inc.

Aerie is a clinical-stage pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with glaucoma and other diseases of the eye. Aerie’s two lead product candidates are once-daily IOP-lowering therapies with novel mechanisms of action to treat patients with glaucoma or ocular hypertension. It is expected that the NDA filing for Rhopressa™ (netarsudil ophthalmic solution) 0.02% will take place in the third quarter of 2016. The second product candidate, Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005%, which is a fixed dose combination of Rhopressa™ and widely prescribed PGA latanoprost, currently has two Phase 3 registration trials underway, named Mercury 1 and Mercury 2. If these trials are successful, a Roclatan™ NDA filing is expected to take place in the second half of 2017. In addition, Aerie is further building its pipeline, including through research collaborations with GrayBug, Inc., and Ramot at Tel Aviv University.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the success, timing and cost of our ongoing and anticipated preclinical studies and clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the studies and trials; our expectations regarding the clinical effectiveness of our product candidates and results of our clinical trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; our expectations regarding the commercialization of our product candidates; our expectations related to the use of proceeds from our initial public offering and the issuance and sale of our senior secured convertible notes and the issuance and sale of shares of our common stock in connection with our “at the market” sales agreements; our estimates regarding anticipated capital requirements and our needs for additional financing; the potential advantages of our product candidates; our plans to pursue development of our product candidates for additional indications and other therapeutic opportunities; our plans to explore possible uses of our existing proprietary compounds beyond glaucoma; our ability to protect our proprietary technology and enforce our intellectual property rights; and our expectations regarding strategic operations, including our ability to in-license or acquire additional ophthalmic products or product candidates. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics and industry change, and depend on regulatory approvals and economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Contacts

Aerie Pharmaceuticals

Richard Rubino, 908-947-3540

rrubino@aeriepharma.com

or

Burns McClellan, Inc., on behalf of Aerie Pharmaceuticals

Investors

Ami Bavishi, 212-213-0006

abavishi@burnsmc.com

or

Media

Justin Jackson, 212-213-0006

jjackson@burnsmc.com

Source: Aerie Pharmaceuticals, Inc.